UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2009 (March 31, 2009)

DOCUMENT CAPTURE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25839	59-3134518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1798 Technology Drive, Suite 178
San Jose, California 95110
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 436-9888

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Document Capture Technologies, Inc., a Delaware corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant’s Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

On March 31, 2009, Document Capture Technologies, Inc. announced its preliminary financial results for the fourth quarter ended December 31, 2008 and the full year ended December 31, 2008. The press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, discloses certain financial measures that may be considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States. These non-GAAP measures should be considered in addition to, not as a substitute for, or superior to net income and net cash provided by operating activities, or other financial measures prepared in accordance with GAAP.

The information in this report shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated by specific reference in such filing.

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

See Item 2.02 above.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statement and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Press release dated March 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2009	DOCUMENT CAPTURE TECHNOLOGIES, INC.

	By:	/s/ David P. Clark
David P. Clark
Chief Executive Officer